[LSB THE BANK LOGO]                      News Release
                                         LSB The Bank  P.O. Box 867
                                         Lexington, NC 27293-0867 www.lsbnc.com



              LSB BANCSHARES REPORTS 3RD QUARTER FINANCIAL RESULTS

         LEXINGTON, N.C.--October 14, 2003--LSB Bancshares, Inc. (NASDAQ: LXBK), parent company of Lexington State Bank, reported net income in the third quarter of 2003 was $2,525,000, or $.29 per diluted share, compared to $2,604,000, or $.30 per diluted share, in the third quarter of 2002, a 3.3% decrease in diluted earnings per share.

         For the nine months ended Sept. 30, 2003, net income was $7,776,000, or $.91 per diluted share, compared to $7,773,000, or $.91 per diluted share, for the first nine months of 2002.

         Net interest income as of Sept. 30, 2003 increased 7.8% compared with a year ago; noninterest income increased 23.2% and noninterest expense increased 16.4% during the same period.

         The provisions for loan losses were $839,000 and $1,913,000 for the third quarter and nine months, respectively, of 2003 compared to $532,000 and $1,594,000 for the third quarter and nine months, respectively, last year. Reserve for loan losses at the end of the third quarter was $7,795,000 or 1.16% of loans while shareholders' equity totaled $89,190,000.

         On an annualized basis, return on average assets at the end of the third quarter was 1.18% and return on average shareholder equity was 11.78%. As of Sept. 30, 2003, assets increased 2.1%, deposits increased 1.1% and loans increased 6.7% compared to a year ago.

         A quarterly dividend of $.16 per share will be paid Oct. 15, 2003 to shareholders of record as of Oct. 1, 2003.

         "We are pleased to report that LSB was recently recognized by Bauer Financial, Inc., for earning a 5-Star Superior rating," said LSB Bancshares Chairman, President and CEO Robert F. Lowe, "Having earned this award for 56 consecutive quarters puts Lexington State Bank in an elite group of `Exceptional Performance Banks,' according to Bauer, the nation's leading independent bank rating firm.

                                     (MORE)

10/14/03 NEWS RELEASE, "LSB BANCSHARES REPORTS 3RD QUARTER FINANCIAL RESULTS", CONT.

         "In July, we opened an additional office of Peoples Finance Company, Inc., a subsidiary of the bank, in Archdale to serve customers in that community and the surrounding area," Lowe added.

         "As we adapt to the many opportunities of a rapidly changing financial services industry, combining technology with our bank's desire to provide unparalleled personal service will serve our current and expanded markets," Lowe told shareholders. "In these challenging times for our nation and our economy, we are most appreciative of your continued support and for the opportunity of serving your financial needs."

         Lexington State Bank, which opened on July 5, 1949, is the 10th largest bank in North Carolina and the largest community bank based in the Piedmont Triad. LSB owns two subsidiaries: LSB Investment Services, Inc., which offers non-deposit, non-insured investment alternatives such as mutual funds and annuities; and Peoples Finance Co. of Lexington, Inc., which offers small loans and dealer financing.

         Common stock of the bank's parent company, LSB Bancshares, Inc., is traded on the National Market and is quoted electronically under the NASDAQ symbol LXBK. The LSB website, which links online banking users to LSB By Net, is www.lsbnc.com.

         Market makers include: Davenport & Company LLC; Friedman Billings Ramsey & Co.; FTN Midwest Research Secs.; Goldman, Sachs & Co.; Keefe, Bruyette & Woods, Inc.; Morgan Keegan & Co., Inc.; Morgan Stanley & Co., Inc.; Moors & Cabot, Inc.; The Robinson Humphrey Co.; Sandler O'Neill & Partners, and; Schwab Capital Markets.

                                      (END)


NOTE: For more information, please contact Monty J. Oliver, EVP & Chief Financial Officer @ 336-242-6207 or 336-248-6500 or 1-800-876-6505, ext. 207

This news release contains forward-looking statements as defined by federal securities laws. These statements may address issues that involve significant risks, uncertainties, estimates and assumptions made by management. Actual results could differ materially from current projections. Please refer to LSB's filings with the Securities and Exchange Commission for a summary of important factors that could affect LSB's forward-looking statements. LSB undertakes no obligation to revise these statements following the date of the news release. G:\Dept\Mktg\News Release\3rdQtr03 earnings report.doc

LSB BANCSHARES, INC.
CONSOLIDATED BALANCE SHEETS
(In Thousands)


                                                                     SEPTEMBER 30
                                                            ------------------------------
                                                                2003             2002
                                                            -------------    -------------
ASSETS
Cash and Due from Banks                                    $  42,265           $  44,244
Interest-Bearing Bank Balances                                 3,113               1,286
Federal Funds Sold                                            15,302              31,484
Investment Securities:
   Held to Maturity, at Amortized Cost                        36,798              46,039
   Available for Sale, at Market Value                        97,132              95,026
Loans                                                        673,719             631,689
Less, Reserve for Loan Losses                                 (7,795)             (7,155)
                                                           ---------           ---------
     Net Loans                                               665,924             624,534
Premises and Equipment                                        14,548              13,428
Other Assets                                                  11,441              12,523
                                                           ---------           ---------
     Total Assets                                          $ 886,523           $ 868,564
                                                           =========           =========

LIABILITIES
Deposits:
   Demand                                                  $  89,303           $  83,573
   Savings, N.O.W. and Money Market Accounts                 418,391             403,936
   Certificates of Deposit of less than $100,000             131,751             154,515
   Certificates of Deposit of $100,000 or more                82,409              72,316
                                                           ---------           ---------
     Total Deposits                                          721,854             714,340
Securities Sold Under Agreements to Repurchase                 1,688               1,286
Borrowings from the Federal Home Loan Bank                    68,000              63,000
Other Liabilities                                              5,791               5,416
                                                           ---------           ---------
     Total Liabilities                                       797,333             784,042
                                                           ---------           ---------
SHAREHOLDERS' EQUITY
Preferred Stock, Par Value $.01 Per Share:
   Authorized 10,000,000 shares; none issued                       0                   0
Common Stock, Par Value $5 Per Share:
   Authorized 50,000,000 Shares; Issued 8,535,255
   Shares in 2003 and 8,466,048 Shares in 2002                42,676              42,330
Paid-In Capital                                               10,083               9,698
Directors' Deferred Plan                                      (1,095)               (986)
Retained Earnings                                             36,267              31,409
Accumulated Other Comprehensive Income                         1,259               2,071
                                                           ---------           ---------
     Total Shareholders' Equity                               89,190              84,522
                                                           ---------           ---------
     Total Liabilities and Shareholders' Equity            $ 886,523           $ 868,564
                                                           =========           =========


Memorandum:  Standby Letters of Credit                     $   4,141           $   5,012

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LSB BANCSHARES, INC.
CONSOLIDATED STATEMENTS OF INCOME
(In Thousands Except Share Data and Note)


                                                          THREE MONTHS ENDED                     NINE MONTHS ENDED
                                                             SEPTEMBER 30                          SEPTEMBER 30
                                                     -----------------------------         -----------------------------
                                                        2003               2002               2003               2002
                                                     ----------         ----------         ----------         ----------
INTEREST INCOME
   Interest and Fees on Loans                        $   11,318         $   11,398         $   34,151         $   33,553
   Interest on Investment Securities:
     Taxable                                                963              1,294              3,026              4,236
     Tax Exempt                                             426                409              1,229              1,246
   Interest-Bearing Bank Balances                            35                 50                133                202
   Fed Funds Sold                                            46                108                207                391
                                                     ----------         ----------         ----------         ----------
     Total Interest Income                               12,788             13,259             38,746             39,628
                                                     ----------         ----------         ----------         ----------

INTEREST EXPENSE
   Deposits                                               1,853              2,952              6,319              9,308
   Securities Sold Under Agreements to
     Repurchase                                               2                  4                 10                 37
   Borrowings for the Federal Home Loan Bank                786                807              2,330              2,373
                                                     ----------         ----------         ----------         ----------
      Total Interest Expense                              2,641              3,763              8,659             11,718
                                                     ----------         ----------         ----------         ----------
NET INTEREST INCOME                                      10,147              9,496             30,087             27,910
   Provision for Loan Losses                                839                532              1,913              1,594
                                                     ----------         ----------         ----------         ----------
   Net Interest Income After Provision for
     Loan Losses                                          9,308              8,964             28,174             26,316
                                                     ----------         ----------         ----------         ----------

NONINTEREST INCOME
   Service Charges on Deposit Accounts                    1,824              1,731              5,147              4,800
   Gains on Sales of Mortgages                              403                132              1,140                461
   Other Operating Income                                 1,611              1,192              4,615              3,585
                                                     ----------         ----------         ----------         ----------
     Total Noninterest Income                             3,838              3,055             10,902              8,846
                                                     ----------         ----------         ----------         ----------

NONINTEREST EXPENSE
   Personnel Expense                                      5,376              4,595             15,691             13,124
   Occupancy Expense                                        440                370              1,218              1,080
   Equipment Depreciation and Maintenance                   549                478              1,523              1,354
   Other Operating Expense                                2,995              2,690              8,994              8,007
                                                     ----------         ----------         ----------         ----------
     Total Noninterest Expense                            9,360              8,133             27,426             23,565
                                                     ----------         ----------         ----------         ----------
   Income Before Income Taxes                             3,786              3,886             11,650             11,597
   Income Taxes                                           1,261              1,282              3,874              3,824
                                                     ----------         ----------         ----------         ----------
NET INCOME                                           $    2,525         $    2,604         $    7,776         $    7,773
                                                     ==========         ==========         ==========         ==========

Earnings Per Share
   Basic                                             $     0.30         $     0.31         $     0.91         $     0.92
   Diluted                                           $     0.29         $     0.30         $     0.91         $     0.91

Weighted Average Shares Outstanding
   Basic                                              8,534,255          8,465,715          8,506,558          8,459,689
   Diluted                                            8,613,409          8,572,018          8,575,203          8,544,877

LSB BANCSHARES, INC.
FINANCIAL HIGHLIGHTS
(In Thousands Except Ratios)



                                                                        THREE MONTHS ENDED SEPTEMBER 30
                                                                --------------------------------------------
                                                                  2003               2002             Change
                                                                ---------          ---------        --------

FINANCIAL RATIOS
         Return On Average Assets                                    1.17               1.23             (6)BP
         Return On Average Shareholders' Equity                     11.60              12.31            (71)
         Net Interest Margin (FTE):                                  4.95               4.85             10


AVERAGE BALANCES
         Loans                                                  $ 677,106          $ 619,283            9.3%
         Earning Assets                                           829,096            790,485            4.9
         Total Assets                                             887,536            843,862            5.2
         Interest-Bearing Deposits                                640,814            610,293            5.0
         Total Deposits                                           732,646            690,205            6.1


ALLOWANCE FOR LOAN LOSSES
         Beginning Balance                                      $   7,724          $   6,948           11.2%
         Provision For Loan Losses                                    839                532           57.7
         Loans Charged Off                                           (954)              (358)         166.5
         Recoveries                                                   186                 33          463.6
                                                                ---------          ---------
         Ending Balance                                             7,795              7,155            8.9

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LSB BANCSHARES, INC.
FINANCIAL HIGHLIGHTS
(In Thousands Except Ratios)

                                                                               NINE MONTHS ENDED SEPTEMBER 30
                                                                      ----------------------------------------------
                                                                       2003               2002             Change
                                                                      -------           -------          -----------
FINANCIAL RATIOS
         Return On Average Assets                                        1.18              1.24              (6)BP
         Return On Average Shareholders' Equity                         11.78             12.62             (84)
         Net Interest Margin (FTE):
              Quarterly                                                  4.95              4.85              10
              Year To Date                                               4.96              4.85              11


AVERAGE BALANCES
         Loans                                                        662,927           596,813            11.1%
         Earning Assets                                               826,060           783,904             5.4
         Total Assets                                                 880,153           836,468             5.2
         Interest-Bearing Deposits                                    637,236           606,349             5.1
         Total Deposits                                               724,125           684,033             5.9


ALLOWANCE FOR LOAN LOSSES
         Beginning Balance                                              7,282             6,440            13.1%
         Provision For Loan Losses                                      1,913             1,594            20.0
         Loans Charged Off                                             (1,715)           (1,069)           60.4
         Recoveries                                                       315               190            65.8
                                                                      -------           -------
         Ending Balance                                                 7,795             7,155             8.9


NONPERFORMING ASSETS
         Nonperforming Loans:
              Past Due 90 Days Or More                                  1,375             1,139            20.7%
              Nonaccrual Loans                                          2,171               717           202.8
              Restructured Loans                                        1,136             2,265           (49.8)
                                                                      -------           -------
                Total Nonperforming Loans                               4,682             4,121            13.6
              Other Real Estate                                         1,550             2,673           (42.0)
                                                                      -------           -------
                Total Nonperforming Assets                              6,232             6,794            (8.3)


ASSET QUALITY RATIOS
         Nonperforming Loans To Total Loans                              0.93              1.08           (0.15)BP
         Nonperforming Loans To Total Assets                             0.70              0.78           (0.08)
         Allowance For Loan Losses To Total Loans                        1.16              1.13            0.02
         Net Charge-offs To Average Loans                                0.21              0.15            0.06

         Allowance For Loan Losses To Nonperforming Loans                1.66x             1.74x